UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): March 1, 2008
EMMIS COMMUNICATIONS CORPORATION
(Exact name of registrant as specified in its charter)
INDIANA
(State of incorporation or organization)
0-23264
(Commission file number)
35-1542018
(I.R.S. Employer
Identification No.)
ONE EMMIS PLAZA
40 MONUMENT CIRCLE
SUITE 700
INDIANAPOLIS, INDIANA 46204
(Address of principal executive offices)
(317) 266-0100
(Registrant’s Telephone Number,
Including Area Code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.	Entry into a Material Definitive Agreement.
     Effective March 1, 2008, Emmis Operating Company, a wholly-owned, direct subsidiary of Emmis Communications Corporation, entered into employment agreements with Jeffrey H. Smulyan, Richard F. Cummings, Gary L. Kaseff, Michael Levitan and Gary A. Thoe, and an amendment to employment agreement with Patrick M. Walsh. The following summaries are qualified by reference to the full text of the employment agreements and the amendment which are attached to this Form 8-K and incorporated by reference.
     Effective March 1, 2008, we entered into a one-year employment agreement with Jeffrey H. Smulyan, who currently serves as our Chairman of the board of directors and Chief Executive Officer. Mr. Smulyan’s base salary is $905,000. Mr. Smulyan’s employment agreement will automatically renew each year following the initial one-year term for additional one-year terms unless either the company or Mr. Smulyan provides the other with written notice of non-renewal prior to December 31 of the initial or subsequent term, as applicable. Mr. Smulyan’s base salary upon any annual renewal will increase at a rate equal to the greater of 3%, the annual percentage increase in the CPI (All Urban Consumers-U.S Cities Average, all items (1982/84 = 100) as published by the Bureau of Labor Statistics, U.S. Department of Labor) or such other amount as approved by our compensation committee. Mr. Smulyan’s annual incentive compensation target is 125% of his base salary and will be paid, if at all, based upon achievement of certain performance goals to be determined by our compensation committee. The company retains the right to pay any annual incentive compensation in cash or shares of our Class A common stock. Each year the agreement remains in effect, Mr. Smulyan is entitled to receive an option to acquire 146,349 shares of our Class A common stock. Mr. Smulyan will continue to receive an automobile allowance and will continue to be reimbursed for up to $10,000 per year in premiums for life and disability insurance and retains the right to participate in all of our employee benefit plans for which he is otherwise eligible.
     Effective March 1, 2008, we entered into a one-year employment agreement with Richard F. Cummings, who currently serves as our Radio Division President. Mr. Cummings’ base salary is $495,000. Mr. Cummings’ employment agreement will automatically renew each year following the initial one-year term for additional one-year terms unless either the company or Mr. Cummings provides the other with written notice of non-renewal prior to December 31 of the initial or subsequent term, as applicable. Mr. Cummings’ base salary upon any annual renewal will increase at a rate equal to the greater of 3%, the annual percentage increase in the CPI (All Urban Consumers-U.S Cities Average, all items (1982/84 = 100) as published by the Bureau of Labor Statistics, U.S. Department of Labor) or such other amount as approved by our compensation committee. Mr. Cummings’ annual incentive compensation target is 69% of his base salary and will be paid, if at all, based upon achievement of certain performance goals to be determined by our compensation committee. The company retains the right to pay any annual incentive compensation in cash or shares of our Class A common stock. Each year the agreement remains in effect, Mr. Cummings is entitled to receive an option to acquire 43,904 shares of our Class A common stock and a grant of 13,171 restricted shares of Class A common stock. Mr. Cummings is also eligible for a completion bonus payable upon his continued employment for a period through February 28, 2011 in an amount equal to Mr. Cummings’ average annual base salary over such three-year period. In the event that, prior to expiration of such three-year term, Mr. Cummings dies or becomes disabled, the company terminates Mr. Cummings’ employment other than for Cause (as defined in the agreement) or the company elects not to renew the employment agreement, Mr. Cummings will be entitled to a pro-rata portion of such completion bonus. Mr. Cummings will continue to receive an automobile allowance and will continue to be reimbursed for up to $5,000 per year in premiums for life and disability insurance and retains the right to participate in all of our employee benefit plans for which he is otherwise eligible.
     Effective March 1, 2008, we entered into a one-year employment agreement with Gary L. Kaseff, who currently serves as our Executive Vice President and General Counsel. Mr. Kaseff’s base salary is $450,000. Mr. Kaseff’s employment agreement will automatically renew each year following the initial one-year term for additional one-year terms unless either the company or Mr. Kaseff provides the other with written notice of non-renewal prior to December 31 of the initial or subsequent term, as applicable. Mr. Kaseff’s base salary upon any annual renewal will increase at a rate equal to the greater of 3%, the annual percentage increase in the CPI (All Urban Consumers-U.S Cities Average, all items (1982/84 = 100) as published by the Bureau of Labor Statistics, U.S. Department of Labor) or such other amount as approved by our compensation committee. Mr. Kaseff’s annual incentive compensation target is 56.22% of his base salary and will be paid, if at all, based upon achievement of certain performance goals to be determined by our compensation committee. The company retains the right to pay any annual incentive compensation in cash or shares of our Class A common stock. Each year the agreement remains in effect, Mr. Kaseff is entitled to receive an option to acquire 36,587 shares of our Class A common stock and a grant of 10,976 restricted shares of Class A common stock. Mr. Kaseff is also eligible for a completion bonus payable upon his continued employment for a period through February 28, 2011 in an amount equal to Mr. Kaseff’s average annual base salary over such three-year period. In the event that, prior to expiration of such three-year term, Mr. Kaseff dies or becomes disabled, the company terminates Mr. Kaseff’s employment other than for Cause (as defined in the agreement) or the company elects not to renew the employment agreement, Mr. Kaseff will be entitled to a pro-rata portion of such completion bonus. Mr. Kaseff will continue to receive an automobile allowance and will continue to be reimbursed for up to $5,000 per year in premiums for life and disability insurance, retains the right to participate in all of our employee benefit plans for which he is otherwise eligible, and has the right to continued employment on a part-time basis following the expiration or termination of his employment agreement.
     Effective March 1, 2008, we entered into a one-year employment agreement with Michael Levitan, who currently serves as our Executive Vice President – Human Resources. Mr. Levitan’s base salary is $280,000. Mr. Levitan’s employment agreement will automatically renew each year following the initial one-year term for additional one-year terms unless either the company or Mr. Levitan provides the other with written notice of non-renewal prior to December 31 of the initial or subsequent term, as applicable. Mr. Levitan’s base salary upon any annual renewal will increase at a rate equal to the greater of 3%, the annual percentage increase in the CPI (All Urban Consumers-U.S Cities Average, all items (1982/84 = 100) as published by the Bureau of Labor Statistics, U.S. Department of Labor) or such other amount as approved by our compensation committee. Mr. Levitan’s annual incentive compensation target is 50% of his base salary and will be paid, if at all, based upon achievement of certain performance goals to be determined by our compensation committee. The company retains the right to pay any annual incentive compensation in cash or shares of our Class A common stock. Each year the agreement remains in effect, Mr. Levitan is entitled to receive an option to acquire 21,952 shares of our Class A common stock and a grant of 6,585 restricted shares of Class A common stock. Mr. Levitan is also eligible for a completion bonus payable upon his continued employment for a period through February 28, 2011 in an amount equal to Mr. Levitan’s average annual base salary over such three-year period. In the event that, prior to expiration of such three-year term, Mr. Levitan dies or becomes disabled, the company terminates Mr. Levitan’s employment other than for Cause (as defined in the agreement) or the company elects not to renew the employment agreement, Mr. Levitan will be entitled to a pro-rata portion of such completion bonus. Mr. Levitan will continue to receive an automobile allowance and retains the right to participate in all of our employee benefit plans for which he is otherwise eligible.
     Effective March 1, 2008, we entered into a one-year employment agreement with Gary A. Thoe, who currently serves as our President – Publishing Division. Mr. Thoe’s base salary is $275,000. Mr. Thoe’s employment agreement will automatically renew each year following the initial one-year term for additional one-year terms unless either the company or Mr. Thoe provides the other with written notice of non-renewal prior to December 31 of the initial or subsequent term, as applicable. Mr. Thoe’s base salary upon any annual renewal will increase at a rate equal to the greater of 3%, the annual percentage increase in the CPI (All Urban Consumers-U.S Cities Average, all items (1982/84 = 100) as published by the Bureau of Labor Statistics, U.S. Department of Labor) or such other amount as approved by our compensation committee. Mr. Thoe’s annual incentive compensation target is 45.45% of his base salary and will be paid, if at all, based upon achievement of certain performance goals to be determined each year by our compensation committee. The company retains the right to pay any annual incentive compensation in cash or shares of our Class A common stock. Each year the agreement remains in effect, Mr. Thoe is entitled to receive an option to acquire 12,806 shares of our Class A common stock and a grant of 4,940 restricted shares of Class A common stock. Mr. Thoe is also eligible for a completion bonus payable upon his continued employment for a period through February 28, 2011 in an amount equal to Mr. Thoe’s average annual base salary over such three-year period. In the event that, prior to expiration of such three-year term, Mr. Thoe dies or becomes disabled, the company terminates Mr. Thoe’s employment other than for Cause (as defined in the agreement) or the company elects not to renew the employment agreement, Mr. Thoe will be entitled to a pro-rata portion of such completion bonus. Mr. Thoe will continue to receive an automobile allowance and retains the right to participate in all of our employee benefit plans for which he is otherwise eligible.
     Effective March 1, 2008, we amended the employment agreement of Patrick Walsh, who serves as Executive Vice President, Chief Financial Officer and Treasurer. In addition to the completion bonus of 20,000 shares of our Class A common stock for which Mr. Walsh was eligible under his existing employment agreement, the amendment makes Mr. Walsh eligible for a $200,000 payment if at the end of the term Mr. Walsh’s employment agreement has not been terminated (other than for material breach by the company) and Mr. Walsh has performed his duties under the employment agreement. The company retains the right to make the $200,000 payment in cash or shares of our Class A common stock. The amendment also makes or permits certain amendments to the employment agreement and Mr. Walsh’s Change of Control Severance Agreement due to Section 409A of the Internal Revenue Code.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.
 (c) Exhibits

EXHIBIT #	DESCRIPTION

10.1	Employment Agreement for Jeffrey H. Smulyan.
10.2	Employment Agreement for Richard F. Cummings.
10.3	Employment Agreement for Gary L. Kaseff.
10.4	Employment Agreement for Michael Levitan.
10.5	Employment Agreement for Gary A. Thoe.
10.6	Amendment to Employment Agreement for Patrick Walsh.

Signatures.
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

EMMIS COMMUNICATIONS CORPORATION
Date: March 6, 2008	By:	/s/ J. Scott Enright
J. Scott Enright, Senior Vice President,
Associate General Counsel and Secretary